EXHIBIT 99.1
        PRELIMINARY INFORMATION FOR THE MONEY STORE SBA LOAN TRUST 1996-2

                     The Money Store Investment Corporation
                                       and
                        The Money Store of New York, Inc.
                                     Sellers

   The Money Store SBA Loan-Backed Adjustable-Rate Certificates, Series 1996-2

                       [$130,200,000] Class A Certificates
                        [$9,800,000] Class B Certificates



     The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sellers. PSI makes no representations as to the accuracy of such information provided to it by the Sellers. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                           THE MONEY STORE SBA 1996-2

                          Preliminary Summary of Terms



                     THE MONEY STORE INVESTMENT CORPORATION


                         The Money Store SBA Loan-Backed
                   Adjustable Rate Certificates, Series 1996-2

                       [$130,200,000] Class A Certificates
                        [$9,800,000] Class B Certificates
                                  (Approximate)


                               *** Preliminary ***

                   -  Overview

                   -  Pricing Information

                   -  Summary of Terms

                   -  Description of Transaction

                   -  Loan Pool Information


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           THE MONEY STORE SBA 1996-2


                                    Overview


     The securities will be issued in two classes: Class A and Class B. The Class A Certificates will be rated "Aaa/AAA" and the Class B Certificates will be rated "A2/A" by Moody's and Duff & Phelps, respectively. These ratings reflect the quality of the assets and the level of credit enhancement in the transaction. The Money Store's SBA 7(a) loans generally are originated as simple-interest, variable-rate, prime-based loans. The average rate on loans in this pool is [2.11%] over the prime rate. Thus, substantial excess spread is available from the sold, guaranteed portions to credit enhance the securitized, unguaranteed portions ([1.61]%, expressed as a percentage of the principal balance of the securitized, unguaranteed portions). In addition, excess spread of [3.72]% is available from the unguaranteed portion assuming that the Aaa/AAA tranche is at Prime - [210]bp and the A2/A tranche is at Prime - [165]bp. The total excess spread that is available is thus approximately [5.33]%. The transaction also features credit enhancement in the form of [7%] subordination (estimated) and an estimated spread account with an initial balance of [1.0]% of the initial pool, growing to a balance of [3.5]% of the remaining balance of the pool plus the balance of all loans with delinquencies of greater than 180 days, subject to a floor of [2.0]% of the original pool principal balance. The subordination enhances the Class A certificates. The spread account protects both the Class A and the Class B Certificates.

     The certificates will be floating rate securities based on the prime rate. The certificates will pay monthly and adjust quarterly. Funds are passed through to the Certificateholders subject to available funds on the underlying collateral. All of the loans are self-amortizing, so there is no balloon risk. The certificates receive principal on a pro rata basis. The Class B Certificates will bear all losses (if other forms of credit enhancement are exhausted) until reduced to zero.

     For additional information concerning pricing and relative value, please call Greg Richter, Donna Faulk or Rob Karr on the asset-backed desk at (212) 778-2741. Additional structural and collateral information can be provided through Lina Hsu at (212) 778-1451 of the Structured Finance Group or Len Blum at (212) 778-1397, Brendan Keane at (212) 778-4231, or John Herbert at (212)
778-3203 of the Asset-Backed Finance Group.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                           THE MONEY STORE SBA 1996-2

                         Approximate Pricing Information

                                         Class A           Class B

Face Amount:                          [$130,200,000]     [$9,800,000]
(approximate)

Price:                                    100-00             100-00

Initial Coupon:

Spread (bps)/Index:

Pricing Speed:                             8% CPR            8% CPR

Average Life to Maturity:                [7.3] years        [7.3] years

Average Life to Call:                    [7.1] years        [7.1] years

Pricing Date:                            [12/18/96]        [12/18/96]

Settlement Date:                         [12/23/96]        [12/23/96]

Dated Date:                              [12/01/96]         [12/01/96]

Delay Days:                                  0                 0

Interest:                                  30/360            30/360

Payment Terms:                            Monthly           Monthly

Adjustment Frequency:                    Quarterly          Quarterly

Index:                                   Prime Rate        Prime Rate

First Payment Date:                      [01/15/97]        [01/15/97]

First Adjustment Date:                   [04/01/97]        [04/01/97]

Expected Maturity:                       [05/15/18]        [05/15/18]

Expected Maturity
(to 10% call):                           [02/15/12]        [02/15/12]

Stated Maturity:                         [04/15/24]        [04/15/24]

Expected Rating:                         Aaa/AAA              A2/A
                                       Moody's/Duff        Moody's/Duff

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           THE MONEY STORE SBA 1996-2

                                Summary of Terms

Title of Certificates:    The Money Store SBA Loan-Backed Adjustable Rate
                          Certificates, Series 1996-2.

Certificates Offered:     Class A: Approximately [$130,200,000] initial
                          certificate principal amount.
                          Class B: Approximately [$9,800,000] initial certificate principal amount.

Sellers: The Money Store Investment Corporation ("TMSIC"), a New Jersey corporation, and
                          The Money Store of New York, Inc. ("MSNY"), a
                          New York corporation.  TMSIC and MSNY
                          are direct and indirect, wholly-owned subsidiaries of The Money Store Inc., a New Jersey
                          Corporation.

Master Servicer:          TMSIC.

Backup Servicer:          Trustee.

Trust Assets: The Trust assets will consist of the unguaranteed portions of loans originated by the Seller in connection with the Section 7(a) guaranteed loan program of the U.S. Small Business Administration ("SBA"). Excess Servicing on the guaranteed portions of the SBA 7(a) loans also will be available as credit enhancement to the certificateholders.

Denominations:            Minimum denominations of $1,000 and integral
                          multiples of $1,000 in excess thereof.

Form of Certificates: The Class A Certificates will be book-entry only through DTC and the Class B Certificates will be either book-entry through DTC or physical form. The Class A and Class B Certificates are also expected to be book-entry eligible through Euroclear and CEDEL.

Trustee:                  Marine Midland Bank.

Document Custodians:      The promissory notes evidencing the SBA 7(a) loans
                          will be held by the Agent of the SBA
                          (Colson Services Corp.). All other documents will be held by the Trustee.

Payment Date:             The 15th day of each month or, if such day is not a
                          business day, the next succeeding
                          business day, beginning in January 1997.

Interest Accrual Period: Interest will accrue on the certificates from the 15th day of the preceeding month until the 14th day of the current month except in the initial accrual period in which interest will accrue from December 1, 1996.

Interest Rate:            Class A Certificates: Prime Rate minus [    %].
                          Class B Certificates: Prime Rate minus [    %].
                          The Interest Rate is reset quarterly as described below.

Settlement Date:          December 23, 1996 (expected).

Ratings: Class A: "Aaa/AAA"; Class B: "A2/A" by Moody's Investors Service, Inc. and Duff & Phelps Credit Rating Co., respectively.

Prefunding Account:       Approximately [$31,698,235] of the Trust Assets will
                          be prefunded.

Record Date:              The last day of the month preceding any distribution
                          date.

Subordination:            Distributions of interest with respect to
                          the Class B Certificates will be
                          subordinate to distributions of interest with respect to the Class A Certificates.
                          Similarly, distributions of principal with respect to the Class B Certificates will be subordinate to distributions of principal with respect to the Class A Certificates.

Spread Account:           A special-purpose affiliate of The Money Store will
                          be required to establish a reserve
                          account (the "Spread Account") with the Trustee.  The
                          Spread Account will not be a part of
                          the Trust Fund but will be pledged to the Trustee for the benefit of the Certificate holders. The initial deposit currently is estimated to be [1.0]% of the original pool principal balance. Thereafter, excess spread will be deposited until the Spread Account balance is the greater of (i) [3.5]% (estimated) of the current pool principal balance and
                          (ii) [2.0]% of the original pool principal balance.
                          In addition to the above requirement,
                          additional excess spread will be deposited up to the amount of the aggregate balances of all loans delinquent 180 or more days.

Monthly Advances:         The Servicer will advance to pay Certificate interest,
                          to the extent not covered by excess spread.

Servicing Advances:       The Servicer will make servicing advances to the
                          extent it deems such advances recoverable.

Prepayment Interest       The Servicer will pay compensating interest at the
Shortfall:                weighted-average certificate rate
                          for any prepayment interest shortfalls, up to the amount of its servicing compensation for that month.

Servicing Fee:            40 basis points per annum.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THE MONEY STORE SBA 1996-2

Optional Termination:     The Servicer may purchase the
                          trust assets at par plus accrued interest thereon on any distribution date on which the pool principal balance is less than 10% of the original pool principal balance.

Tax Status:               Grantor Trust.

ERISA Considerations:     The Class A Certificates will not be ERISA eligible.

                          The Class B Certificates will not be ERISA eligible.

SMMEA:                    The Certificates will not be SMMEA eligible.

Cash Flow Priorities:     1) Servicing Fee
                          2) Class A Interest
                          3) Class B Interest
                          4) Class A Principal
                          5) Class A Carry Forward (any previous principal
                             shortfall)
                          6) Class B Principal
                          7) Class B Carry Forward (any previous principal
                             shortfall)
                          8) Trustee Fee
                          9) Unreimbursed Servicer Advances
                         10) Build and Replenish Reserves (Spread Account)
                         11) Released to TMSIC or an affiliate thereof


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           THE MONEY STORE SBA 1996-2


Description of Transaction

The 7(a) loans pay a floating-rate, prime-based coupon that adjusts quarterly on the first business day of each calendar quarter. On the loans, interest accrues from the 1st to the 30th of each month and is due, along with the scheduled principal payment, on the first day of the following month. The certificates pay a floating-rate, prime-based coupon that is adjusted on the first business day of each January, April, July, and October, beginning April 1997. Interest on the certificates is paid on the 15th day of each month and is accrued from the 15th day of the previous month to the 14th day of the current month. For example, the January 2 prime rate will be used for the certificate interest accrual periods commencing January 15, February 15 and March 15. Interest collected on the SBA loans in one month will pay the interest due on the certificates in the following month. Please see the diagram below for a description of the interest accrual and collection on the loans and the interest accrual and payment on the certificates.

ILLUSTRATION OF NOTE ACCRUAL PERIOD VS. CORRESPONDING CERTIFICATE ACCRUAL PERIOD

JAN                FEB                MAR                APR                MAY
--------15--------1--------15--------1--------15--------1--------15--------1
        *                                                        *

                     Interest Accrual  Interest Collection
SBA Note:          (------------------)(-----------------)
                          Period             Period

                                  Corresponding
                                Interest Accrual
        Certificates:          (-----------------)**
                                     Period


        * The Interest Rate adjusts every Jan.1, Apr.1, July 1, Oct.1 ** Certificate payment date

Please note that in February, May, August and November, there may be a mismatch in the prime rate used to accrue interest on the collateral and the prime rate used to accrue interest on the certificates. For example, with respect to the February 15th remittance date, the interest rate due to the investors is based on the prime rate as of January 2nd; however, the interest collected from the underlying loans for such remittance date accrued from December 1st to December 30th with a coupon based on the prime rate as of October 1st. Should the prime rate used to accrue interest on the loans be higher than the prime rate used to accrue interest on the certificates, excess interest will be collected and will be passed through on a pro-rata basis to the certificateholders (and vice versa with lower interest should the accrual rate on the loans be lower than the accrual rate on the certificates).


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           THE MONEY STORE SBA 1996-2

Credit Enhancement

The triple-A rating on the Class A Certificates is supported by several types of credit enhancement:

* There are approximately [161] basis points (expressed as a percentage of the aggregate principal balance of the Trust Assets) available from the guaranteed portions that have been sold into the secondary market. The guaranteed portions are sold to investors at coupons less than the gross coupon on the loans. This excess interest will be available for credit support. See the diagram below.


STRUCTURAL DIAGRAM OF AN SBA 7(a) LOAN COUPON

                                             Excess Spread from Guaranteed
                                                   Portion [(1.61)]

                                                          [10.37]% Gross Coupon

    Excess Spread Available                       Servicing
   for Unguaranteed Portions                       (0.40%)
                                                  Trustee   [9.91]% Net Coupon
                                                  (0.06%)

                                                Excess Spread
                                            from Unguaranteed Portion

                                                 [(3.72%)]
  Guaranteed Bond Coupon
     + SBA Fees                                  [(6.18%)]       [6.18%] WA PT
     + Colson Fees
     + Retained Portion (1.0%)
     (includes 40 bps servicing)
       Bond Coupon                                 SR  - [210] bps / Prime Rate
                                                   SUB - [165] bps / Prime Rate

  (69.44% Guaranteed Portion)                     (30.56% Unguar Portion)

* Also, per the diagram, there is excess spread of approximately [372] basis points from the coupon received on the unguaranteed portion of the SBA 7(a) loans over the estimated certificate rate to be paid to investors in the certificates. The total excess spread that is available from the guaranteed and unguaranteed portions is thus approximately [533] basis points.

* There will be a subordinated piece (the Class B Certificates) of approximately 7%. In addition, there will be a spread account with an initial target of [1.0]% of the original pool principal balance, growing to [3.5]% of the ongoing pool principal balance plus the balance of all loans with delinquencies greater than 180 days, subject to a floor of [2.0%] of the original pool balance.

* Any losses will be allocated in the following order: monthly Excess Spread, the Spread Account, Class B principal, Class A principal, Class B interest and Class A interest.

10% Cleanup Call

* When the outstanding aggregate principal balance of the collateral is less than 10% of the original pool principal balance, the servicer, at its option, may purchase the remaining collateral and call the certificates at par plus accrued interest thereon.

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          12/13/96 07:49:42 pm       Prudential Securities
Group            IMPACT CMO/ABS Analytics - Digest Information    Incorporated
Deal ID/CUSIP MONSBA62    Not Priced Yet          Deal Date      12/16/96
Series        1996-2                              Delivery Date  12/23/96
Underwriter   PSI                                 Dated Date     12/1/96
Issuer        THE MONEY STORE                     Credit Support
Collateral    100%FN  (Real)                      Deal Type      ASSET
N/GWAC (Orig)       /        (5.788/10.366)       Pricing Speed  CPR 8.00
WAM    (Orig)         (18.862)                    Rating         AAA/A2
Size          140,000,000                         Coupon Range
Trustee                                           Modeled        Y
View          Summary                             On Page         1 of 4



Class   Coupon  Mat  Amt 000 AvLf Sprd  Price   Yield  Description
------ ------- ----- ------- ---- ---- ------- ------- -------------------------
A            * N/A   130,200  7.3  N/A  100-00    N/A AAA FLT PRIME - TBA
B            * N/A     9,800  7.3  N/A  100-00    N/A A FLT PRIME - TBA


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          12/16/96 09:34:22 pm         Prudential Securities
Group         IMPACT CMO/ABS Analytics - Price / Adj. Marg. Tables  Incorporated
Deal ID/CUSIP MONSBA62                            Coupon     * Cap      Flr 0.00
Class         A      FLT CUR PRIME RT-TBA         Accr  0.37583 1st Pmt 01/15/97
Collateral    100%FN  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (5.788/10.366)       PRIME RT              8.25000
WAM    (Orig)         (18.862)                    Mat N/A        Settle 12/23/96
CenterPrice   100-00  Inc   0.5               Table Adjusted Mrg Roll@

          CPR 8.00  CPR 2.00  CPR 4.00  CPR 6.00  CPR 10.00 CPR 12.00 CPR 14.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+ -204.478  -205.967  -205.498  -205.002  -203.929  -203.356  -202.759
   99-23  -204.771  -206.181  -205.737  -205.267  -204.251  -203.708  -203.143
   99-23+ -205.064  -206.394  -205.975  -205.531  -204.573  -204.060  -203.527
   99-24  -205.356  -206.608  -206.214  -205.796  -204.895  -204.412  -203.910
   99-24+ -205.649  -206.822  -206.452  -206.061  -205.216  -204.764  -204.294
   99-25  -205.941  -207.035  -206.691  -206.326  -205.538  -205.116  -204.677
   99-25+ -206.233  -207.249  -206.929  -206.590  -205.859  -205.468  -205.061
   99-26  -206.526  -207.462  -207.167  -206.855  -206.180  -205.820  -205.444
   99-26+ -206.818  -207.675  -207.405  -207.119  -206.501  -206.171  -205.827
   99-27  -207.110  -207.889  -207.643  -207.384  -206.823  -206.523  -206.210
   99-27+ -207.402  -208.102  -207.881  -207.648  -207.144  -206.874  -206.593
   99-28  -207.694  -208.315  -208.119  -207.912  -207.465  -207.225  -206.976
   99-28+ -207.986  -208.528  -208.357  -208.176  -207.785  -207.576  -207.359
   99-29  -208.277  -208.742  -208.595  -208.440  -208.106  -207.927  -207.741
   99-29+ -208.569  -208.955  -208.833  -208.705  -208.427  -208.278  -208.124
   99-30  -208.861  -209.168  -209.071  -208.968  -208.747  -208.629  -208.506
   99-30+ -209.152  -209.381  -209.309  -209.232  -209.068  -208.980  -208.888
   99-31  -209.444  -209.593  -209.546  -209.496  -209.388  -209.331  -209.270
   99-31+ -209.735  -209.806  -209.784  -209.760  -209.709  -209.681  -209.652
  100-00  -210.026  -210.019  -210.021  -210.024  -210.029  -210.032  -210.034
  100-00+ -210.317  -210.232  -210.259  -210.287  -210.349  -210.382  -210.416
  100-01  -210.609  -210.445  -210.496  -210.551  -210.669  -210.732  -210.798
  100-01+ -210.900  -210.657  -210.734  -210.814  -210.989  -211.082  -211.180
  100-02  -211.191  -210.870  -210.971  -211.078  -211.309  -211.432  -211.561
  100-02+ -211.482  -211.082  -211.208  -211.341  -211.629  -211.782  -211.942
  100-03  -211.772  -211.295  -211.445  -211.605  -211.948  -212.132  -212.324
  100-03+ -212.063  -211.507  -211.682  -211.868  -212.268  -212.482  -212.705
  100-04  -212.354  -211.720  -211.920  -212.131  -212.588  -212.832  -213.086
  100-04+ -212.644  -211.932  -212.157  -212.394  -212.907  -213.181  -213.467
  100-05  -212.935  -212.145  -212.393  -212.657  -213.226  -213.531  -213.848
  100-05+ -213.225  -212.357  -212.630  -212.920  -213.546  -213.880  -214.229
  100-06  -213.516  -212.569  -212.867  -213.183  -213.865  -214.230  -214.609
  100-06+ -213.806  -212.781  -213.104  -213.446  -214.184  -214.579  -214.990
  100-07  -214.096  -212.993  -213.341  -213.709  -214.503  -214.928  -215.370
  100-07+ -214.386  -213.205  -213.577  -213.971  -214.822  -215.277  -215.750
  100-08  -214.677  -213.417  -213.814  -214.234  -215.141  -215.626  -216.131
  100-08+ -214.967  -213.629  -214.050  -214.496  -215.460  -215.975  -216.511
  100-09  -215.256  -213.841  -214.287  -214.759  -215.778  -216.323  -216.891
  100-09+ -215.546  -214.053  -214.523  -215.021  -216.097  -216.672  -217.271

Avg. Life    7.321    10.777     9.412     8.274     6.519     5.839     5.260
Mod. Dur.    5.210     7.131     6.389     5.755     4.739     4.330     3.973
Mac. Dur.    5.372     7.353     6.588     5.934     4.886     4.465     4.097
1st  Pmt.    0.061     0.061     0.061     0.061     0.061     0.061     0.061
Last Pmt.   21.394    21.394    21.394    21.394    21.394    21.394    21.394

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          12/16/96 09:34:49 pm         Prudential Securities
Group         IMPACT CMO/ABS Analytics - Price / Adj. Marg. Tables  Incorporated
Deal ID/CUSIP MONSBA62                            Coupon     * Cap      Flr 0.00
Class         A      FLT CUR PRIME RT-TBA         Accr  0.37583 1st Pmt 01/15/97
Collateral    100%FN  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (5.788/10.366)       PRIME RT              8.25000
WAM    (Orig)         (18.862)                    Mat N/A        Settle 12/23/96
CenterPrice   100-00  Inc   0.5               Table Adjusted Mrg Roll@

                        **** TO 10% CLEANUP CALL *****

          CPR 8.00  CPR 2.00  CPR 4.00  CPR 6.00  CPR 10.00 CPR 12.00 CPR 14.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+ -204.392  -205.943  -205.452  -204.936  -203.810  -203.188  -202.536
   99-23  -204.690  -206.158  -205.693  -205.205  -204.138  -203.549  -202.932
   99-23+ -204.987  -206.373  -205.934  -205.473  -204.466  -203.910  -203.327
   99-24  -205.284  -206.588  -206.175  -205.741  -204.794  -204.271  -203.723
   99-24+ -205.581  -206.803  -206.416  -206.009  -205.122  -204.632  -204.118
   99-25  -205.878  -207.018  -206.657  -206.277  -205.450  -204.992  -204.513
   99-25+ -206.175  -207.232  -206.898  -206.545  -205.777  -205.353  -204.908
   99-26  -206.471  -207.447  -207.138  -206.813  -206.105  -205.714  -205.303
   99-26+ -206.768  -207.662  -207.379  -207.081  -206.432  -206.074  -205.698
   99-27  -207.065  -207.876  -207.619  -207.349  -206.760  -206.434  -206.093
   99-27+ -207.361  -208.091  -207.860  -207.617  -207.087  -206.795  -206.488
   99-28  -207.658  -208.305  -208.100  -207.885  -207.414  -207.155  -206.882
   99-28+ -207.954  -208.520  -208.341  -208.152  -207.742  -207.515  -207.277
   99-29  -208.250  -208.734  -208.581  -208.420  -208.069  -207.875  -207.671
   99-29+ -208.547  -208.948  -208.821  -208.687  -208.396  -208.235  -208.066
   99-30  -208.843  -209.163  -209.061  -208.955  -208.723  -208.594  -208.460
   99-30+ -209.139  -209.377  -209.302  -209.222  -209.049  -208.954  -208.854
   99-31  -209.435  -209.591  -209.542  -209.490  -209.376  -209.314  -209.248
   99-31+ -209.731  -209.805  -209.782  -209.757  -209.703  -209.673  -209.642
  100-00  -210.027  -210.019  -210.022  -210.024  -210.029  -210.032  -210.035
  100-00+ -210.322  -210.233  -210.261  -210.291  -210.356  -210.392  -210.429
  100-01  -210.618  -210.447  -210.501  -210.558  -210.682  -210.751  -210.823
  100-01+ -210.914  -210.661  -210.741  -210.825  -211.009  -211.110  -211.216
  100-02  -211.209  -210.875  -210.981  -211.092  -211.335  -211.469  -211.609
  100-02+ -211.505  -211.089  -211.220  -211.359  -211.661  -211.828  -212.003
  100-03  -211.800  -211.303  -211.460  -211.626  -211.987  -212.187  -212.396
  100-03+ -212.095  -211.516  -211.700  -211.892  -212.313  -212.545  -212.789
  100-04  -212.391  -211.730  -211.939  -212.159  -212.639  -212.904  -213.182
  100-04+ -212.686  -211.944  -212.179  -212.426  -212.965  -213.262  -213.575
  100-05  -212.981  -212.157  -212.418  -212.692  -213.290  -213.621  -213.967
  100-05+ -213.276  -212.371  -212.657  -212.959  -213.616  -213.979  -214.360
  100-06  -213.571  -212.584  -212.896  -213.225  -213.942  -214.337  -214.752
  100-06+ -213.866  -212.798  -213.136  -213.491  -214.267  -214.695  -215.145
  100-07  -214.160  -213.011  -213.375  -213.758  -214.592  -215.054  -215.537
  100-07+ -214.455  -213.224  -213.614  -214.024  -214.918  -215.411  -215.929
  100-08  -214.750  -213.437  -213.853  -214.290  -215.243  -215.769  -216.321
  100-08+ -215.044  -213.651  -214.092  -214.556  -215.568  -216.127  -216.713
  100-09  -215.339  -213.864  -214.331  -214.822  -215.893  -216.485  -217.105
  100-09+ -215.633  -214.077  -214.570  -215.088  -216.218  -216.842  -217.497

Avg. Life    7.088    10.636     9.205     8.046     6.265     5.561     4.968
Mod. Dur.    5.129     7.089     6.324     5.680     4.647     4.223     3.854
Mac. Dur.    5.289     7.310     6.521     5.857     4.792     4.354     3.974
1st  Pmt.    0.061     0.061     0.061     0.061     0.061     0.061     0.061
Last Pmt. 02/15/12  06/15/15  02/15/14  01/15/13  01/15/11  11/15/09  10/15/08

Exercise call option    : Optional
Call option code        : Earlier of
Fraction of bond prin.  : 0.1000
Yields are to Call

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          12/16/96 09:35:41 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / DMrg Act/360     Incorporated
Deal ID/CUSIP MONSBA62                            Coupon     * Cap      Flr 0.00
Class         B      FLT CUR PRIME RT-TBA         Accr  0.40333 1st Pmt 01/15/97
Collateral    100%FN  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (5.788/10.366)       PRIME RT              8.25000
WAM    (Orig)         (18.862)                    Mat N/A        Settle 12/23/96
CenterPrice   100-00  Inc   0.5               Table DMrg Act/360 Roll@

          CPR 8.00  CPR 2.00  CPR 4.00  CPR 6.00  CPR 10.00 CPR 12.00 CPR 14.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+ -168.802  -170.316  -169.838  -169.333  -168.245  -167.664  -167.060
   99-23  -169.096  -170.532  -170.079  -169.600  -168.569  -168.018  -167.445
   99-23+ -169.391  -170.748  -170.320  -169.867  -168.892  -168.371  -167.830
   99-24  -169.685  -170.964  -170.560  -170.134  -169.215  -168.724  -168.214
   99-24+ -169.979  -171.180  -170.801  -170.401  -169.538  -169.078  -168.599
   99-25  -170.274  -171.395  -171.042  -170.667  -169.861  -169.431  -168.983
   99-25+ -170.568  -171.611  -171.282  -170.934  -170.184  -169.784  -169.367
   99-26  -170.862  -171.827  -171.522  -171.200  -170.507  -170.137  -169.752
   99-26+ -171.156  -172.043  -171.763  -171.467  -170.830  -170.489  -170.136
   99-27  -171.450  -172.258  -172.003  -171.733  -171.152  -170.842  -170.520
   99-27+ -171.743  -172.474  -172.243  -172.000  -171.475  -171.195  -170.903
   99-28  -172.037  -172.689  -172.484  -172.266  -171.797  -171.547  -171.287
   99-28+ -172.331  -172.905  -172.724  -172.532  -172.120  -171.900  -171.671
   99-29  -172.624  -173.120  -172.964  -172.798  -172.442  -172.252  -172.054
   99-29+ -172.918  -173.336  -173.204  -173.064  -172.764  -172.604  -172.438
   99-30  -173.211  -173.551  -173.444  -173.330  -173.086  -172.956  -172.821
   99-30+ -173.505  -173.766  -173.684  -173.596  -173.408  -173.308  -173.204
   99-31  -173.798  -173.981  -173.923  -173.862  -173.730  -173.660  -173.587
   99-31+ -174.091  -174.197  -174.163  -174.128  -174.052  -174.012  -173.970
  100-00  -174.384  -174.412  -174.403  -174.394  -174.374  -174.364  -174.353
  100-00+ -174.677  -174.627  -174.642  -174.659  -174.696  -174.715  -174.736
  100-01  -174.970  -174.842  -174.882  -174.925  -175.017  -175.067  -175.119
  100-01+ -175.263  -175.057  -175.122  -175.190  -175.339  -175.418  -175.501
  100-02  -175.556  -175.272  -175.361  -175.456  -175.660  -175.770  -175.884
  100-02+ -175.848  -175.486  -175.600  -175.721  -175.982  -176.121  -176.266
  100-03  -176.141  -175.701  -175.840  -175.986  -176.303  -176.472  -176.648
  100-03+ -176.433  -175.916  -176.079  -176.252  -176.624  -176.823  -177.030
  100-04  -176.726  -176.131  -176.318  -176.517  -176.945  -177.174  -177.412
  100-04+ -177.018  -176.345  -176.557  -176.782  -177.266  -177.525  -177.794
  100-05  -177.311  -176.560  -176.797  -177.047  -177.587  -177.876  -178.176
  100-05+ -177.603  -176.775  -177.036  -177.312  -177.908  -178.226  -178.557
  100-06  -177.895  -176.989  -177.275  -177.577  -178.229  -178.577  -178.939
  100-06+ -178.187  -177.203  -177.514  -177.842  -178.549  -178.927  -179.320
  100-07  -178.479  -177.418  -177.752  -178.106  -178.870  -179.277  -179.702
  100-07+ -178.771  -177.632  -177.991  -178.371  -179.190  -179.628  -180.083
  100-08  -179.063  -177.846  -178.230  -178.636  -179.511  -179.978  -180.464
  100-08+ -179.355  -178.061  -178.469  -178.900  -179.831  -180.328  -180.845
  100-09  -179.646  -178.275  -178.707  -179.165  -180.151  -180.678  -181.226
  100-09+ -179.938  -178.489  -178.946  -179.429  -180.471  -181.028  -181.607

Avg. Life    7.321    10.777     9.412     8.274     6.519     5.839     5.260
Mod. Dur.    5.094     6.940     6.228     5.618     4.640     4.245     3.900
Mac. Dur.    5.264     7.172     6.436     5.806     4.795     4.387     4.030
1st  Pmt.    0.061     0.061     0.061     0.061     0.061     0.061     0.061
Last Pmt.   21.394    21.394    21.394    21.394    21.394    21.394    21.394

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          12/16/96 09:35:10 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / DMrg Act/360     Incorporated
Deal ID/CUSIP MONSBA62                            Coupon     * Cap      Flr 0.00
Class         B      FLT CUR PRIME RT-TBA         Accr  0.40333 1st Pmt 01/15/97
Collateral    100%FN  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (5.788/10.366)       PRIME RT              8.25000
WAM    (Orig)         (18.862)                    Mat N/A        Settle 12/23/96
CenterPrice   100-00  Inc   0.5               Table DMrg Act/360 Roll@

                        ***** TO 10% CLEANUP CALL ******

          CPR 8.00  CPR 2.00  CPR 4.00  CPR 6.00  CPR 10.00 CPR 12.00 CPR 14.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+ -168.728  -170.287  -169.807  -169.281  -168.138  -167.513  -166.849
   99-23  -169.027  -170.504  -170.050  -169.551  -168.467  -167.875  -167.245
   99-23+ -169.326  -170.722  -170.293  -169.821  -168.796  -168.237  -167.641
   99-24  -169.624  -170.939  -170.536  -170.091  -169.126  -168.599  -168.037
   99-24+ -169.923  -171.156  -170.778  -170.361  -169.455  -168.960  -168.432
   99-25  -170.222  -171.373  -171.021  -170.631  -169.784  -169.322  -168.828
   99-25+ -170.520  -171.590  -171.264  -170.901  -170.113  -169.684  -169.224
   99-26  -170.818  -171.807  -171.507  -171.171  -170.442  -170.045  -169.619
   99-26+ -171.117  -172.024  -171.749  -171.441  -170.770  -170.406  -170.014
   99-27  -171.415  -172.240  -171.992  -171.710  -171.099  -170.767  -170.410
   99-27+ -171.713  -172.457  -172.235  -171.980  -171.428  -171.128  -170.805
   99-28  -172.011  -172.674  -172.477  -172.250  -171.756  -171.489  -171.200
   99-28+ -172.309  -172.891  -172.720  -172.519  -172.084  -171.850  -171.595
   99-29  -172.607  -173.107  -172.962  -172.788  -172.413  -172.211  -171.989
   99-29+ -172.905  -173.324  -173.204  -173.058  -172.741  -172.572  -172.384
   99-30  -173.202  -173.540  -173.446  -173.327  -173.069  -172.932  -172.779
   99-30+ -173.500  -173.757  -173.689  -173.596  -173.397  -173.293  -173.173
   99-31  -173.797  -173.973  -173.931  -173.865  -173.725  -173.653  -173.568
   99-31+ -174.095  -174.190  -174.173  -174.135  -174.053  -174.014  -173.962
  100-00  -174.392  -174.406  -174.415  -174.404  -174.381  -174.374  -174.356
  100-00+ -174.690  -174.622  -174.657  -174.672  -174.709  -174.734  -174.750
  100-01  -174.987  -174.838  -174.899  -174.941  -175.036  -175.094  -175.144
  100-01+ -175.284  -175.054  -175.140  -175.210  -175.364  -175.454  -175.538
  100-02  -175.581  -175.271  -175.382  -175.479  -175.691  -175.814  -175.932
  100-02+ -175.878  -175.487  -175.624  -175.748  -176.019  -176.173  -176.325
  100-03  -176.175  -175.703  -175.866  -176.016  -176.346  -176.533  -176.719
  100-03+ -176.472  -175.919  -176.107  -176.285  -176.673  -176.893  -177.112
  100-04  -176.769  -176.134  -176.349  -176.553  -177.000  -177.252  -177.506
  100-04+ -177.066  -176.350  -176.590  -176.822  -177.327  -177.611  -177.899
  100-05  -177.362  -176.566  -176.832  -177.090  -177.654  -177.971  -178.292
  100-05+ -177.659  -176.782  -177.073  -177.358  -177.981  -178.330  -178.685
  100-06  -177.955  -176.997  -177.314  -177.626  -178.308  -178.689  -179.078
  100-06+ -178.252  -177.213  -177.555  -177.894  -178.635  -179.048  -179.471
  100-07  -178.548  -177.429  -177.797  -178.163  -178.961  -179.407  -179.863
  100-07+ -178.844  -177.644  -178.038  -178.431  -179.288  -179.765  -180.256
  100-08  -179.140  -177.860  -178.279  -178.698  -179.614  -180.124  -180.648
  100-08+ -179.437  -178.075  -178.520  -178.966  -179.940  -180.483  -181.041
  100-09  -179.733  -178.290  -178.761  -179.234  -180.267  -180.841  -181.433
  100-09+ -180.029  -178.506  -179.001  -179.502  -180.593  -181.199  -181.825

Avg. Life    7.088    10.636     9.205     8.046     6.265     5.561     4.968
Mod. Dur.    5.020     6.901     6.169     5.549     4.554     4.145     3.788
Mac. Dur.    5.188     7.132     6.375     5.735     4.707     4.283     3.914
1st  Pmt.    0.061     0.061     0.061     0.061     0.061     0.061     0.061
Last Pmt. 02/15/12  06/15/15  02/15/14  01/15/13  01/15/11  11/15/09  10/15/08

Exercise call option    : Optional
Call option code        : Earlier of
Fraction of bond prin.  : 0.1000
Yields are to Call

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

-----------------------------------------------------------------------------
     - MONEY STORE SBA62 - Small Business Administration Loans - Cutoff Date - 11/30/96
     -  $108,301,765.62
---------------------------------------------------------------------------

Index:                                                    Prime Rate

Number of Mortgage Loans:                                      1,138

Aggregate Unpaid Unguaranteed Principal Balance:     $108,301,765.62 @

Average Unpaid Unguaranteed Principal Balance:            $95,168.51
Maximum Unpaid Unguaranteed Principal Balance:           $945,928.65
Minimum Unpaid Unguaranteed Principal Balance:             $3,937.98

Aggregate Original Unguaranteed Principal Balance:   $109,263,058.02

Average Original Unguaranteed Principal Balance:          $96,013.23
Maximum Original Unguaranteed Principal Balance:         $950,129.99
Minimum Original Unguaranteed Principal Balance:           $4,000.00

Aggregate Unpaid Principal (Ung+Guar) Balance:       $380,883,827.45 @

Average Unpaid Principal Balance:                        $334,695.81
Maximum Unpaid Principal Balance:                      $1,692,482.81
Minimum Unpaid Principal Balance:                         $19,689.87

Aggregate Original Principal (Ung+Guar) Balance:     $384,544,258.00

Aggregate Unpaid Guaranteed Principal Balance:       $272,582,065.15 @

Aggregate Original Guaranteed Principal Balance:     $275,281,199.98

Weighted Average Coupon:                                     10.365%
Gross Coupon Range:                                9.750% -  12.000%

Weighted Average Excess Interest on the Guaranteed Portion
Available for the Unguaranteed Portion:
                                    1.611% * Scaled to the unguaranted balance
Excess Interest on the Guaranteed
Portion Range:           0.000% -  13.275%   net of all fees/retained portions.

Weighted Average Months to Maturity:                         226.416
Maturity Range:                                            60  - 300

Weighted Average Age in Months:                                4.335
Age Range:                                                  0  -  13

Weighted Average Original Term:                              230.751
Original Term Range:                                       60  - 300

Weighted Average Number of Months Until
Next Interest Roll Date:                                       1.000
Range:                                                      1  -   1

Weighted Average Gross Margin:                                2.114%
Gross Margin Range:                                1.500% -   3.750%

Weighted Average Guaranteed Percentage:                      69.438%
Guaranteed Percentage Range:                      44.110% -  90.000%

Weighted Average Unguaranteed Percentage:                    30.562%
Unguaranteed Percentage Range:                    10.000% -  55.890%

Weighted Average Undisc. Orig. LTV:  97.104% * excluding 41 loans with LTV = 0.
Undisc. Orig. LTV Range:                          1.080% -24500.000%

Weighted Average Debt Service Coverage Ratio:
                                     1.622 * excluding 93 loans with DSCR = 0.
Debt Service Coverage Ratio Range:                  0.100 -   11.300

Weighted Average Life Floor:                                  3.789%
Life Floor Range:                                  1.000% -  10.500%

Weighted Average Life Cap (Gross):      15.401% * excluding 712 capless loans.
Life Cap Range:                                   14.750% -  16.750%

@ - includes a $3.32 rounding error.

WEIGHTED AVERAGE CALCULATIONS BASED UPON CURRENT UNGUARANTEED PRINCIPLE BALANCE.
---------------------------------------------------------------------

     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                            GROSS INTEREST RATE RANGE


                                                                                        Percentage of
              Gross                                                  Aggregate          Cut-Off Date
          Interest Rate                              Number of      Current Unguar.     Current Unguar.     Percentage of
              Range                                  Loans       Principal Balance    Principal Balance     Loan Count

 9.50% less than Gross Coupon less than = 10.00%        151           21,960,986.05          20.28             13.27
10.00% less than Gross Coupon less than = 10.50%        568           59,872,840.26          55.28             49.91
10.50% less than Gross Coupon less than = 11.00%        398           26,327,655.34          24.31             34.97
11.00% less than Gross Coupon less than = 11.50%          1               20,000.00           0.02               .09
11.50% less than Gross Coupon less than = 12.00%         20              120,283.97           0.11              1.76
---------------------------------------------------------------------------------------------------------------------
Total..........                                        1138         $108,301,765.62         100.00%           100.00%
=====================================================================================================================


                                          ORIGINAL TERM


                                                                                        Percentage of
                                                                      Aggregate          Cut-Off Date
                                                     Number of      Current Unguar.     Current Unguar.    Percentage of
      Original Term                                   Loans       Principal Balance    Principal Balance    Loan Count


 48 less than Orig. Term less than =  60                  1           29,250.00         0.03%              .09
 72 less than Orig. Term less than =  84                120        3,233,062.40         2.99%            10.54
 84 less than Orig. Term less than =  96                 55        1,797,741.60         1.66%             4.83
 96 less than Orig. Term less than = 108                 67        3,003,582.92         2.77%             5.89
108 less than Orig. Term less than = 120                324       20,530,282.47        18.96%            28.47
120 less than Orig. Term less than = 132                  6          506,680.19         0.47%              .53
132 less than Orig. Term less than = 144                 12          735,627.77         0.68%             1.05
144 less than Orig. Term less than = 156                  6          693,127.57         0.64%              .53
156 less than Orig. Term less than = 168                  6          672,885.93         0.62%              .53
168 less than Orig. Term less than = 180                 28        4,560,833.77         4.21%             2.46
180 less than Orig. Term less than = 192                  8        1,031,433.28         0.95%              .70
192 less than Orig. Term less than = 204                 10        1,369,358.57         1.26%              .88
204 less than Orig. Term less than = 216                  9          633,685.99         0.59%              .79
216 less than Orig. Term less than = 228                 17        2,132,952.11         1.97%             1.49
228 less than Orig. Term less than = 240                 39        6,373,087.43         5.88%             3.43
240 less than Orig. Term less than = 252                 18        2,498,367.35         2.31%             1.58
252 less than Orig. Term less than = 264                 27        3,821,993.98         3.53%             2.37
264 less than Orig. Term less than = 276                 31        3,633,524.15         3.35%             2.72
276 less than Orig. Term less than = 288                 28        3,581,462.78         3.31%             2.46
288 less than Orig. Term less than = 300                326       47,462,825.36        43.82%            28.65
--------------------------------------------------------------------------------------------------------------
Total............                    1,138      108,301,765.62       100.00%           100.00%
==============================================================================================================



                                           AGE OF LOAN


                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                   Number of  Current Unguar.    Current Unguar.    Percentage of
           Age                       Loans   Principal Balance  Principal Balance    Loan Count

      Age  =   0                       124       13,993,790.00        12.92%           10.90
   1  Age =  12                      1,013       94,269,645.73        87.04%           89.02
  12  Age =  24                         1            38,329.89         0.04%             .09
-----------------------------------------------------------------------------------------------
Total............                    1,138      108,301,765.62       100.00%         100.00%
===============================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.





                               REMAINING MONTHS TO STATED MATURITY


                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                   Number of  Current Unguar.    Current Unguar.    Percentage of
      Remaining Term                 Loans   Principal Balance  Principal Balance    Loan Count


 48  Rem Term  =  60                    1           29,250.00         0.03%              .09
 72  Rem Term  =  84                  121        3,262,118.29         3.01%            10.63
 84  Rem Term  =  96                   54        1,768,685.71         1.63%             4.75
 96  Rem Term  = 108                   67        3,003,582.92         2.77%             5.89
108  Rem Term  = 120                  324       20,530,282.47        18.96%            28.47
120  Rem Term  = 132                    6          506,680.19         0.47%              .53
132  Rem Term  = 144                   12          735,627.77         0.68%             1.05
144  Rem Term  = 156                    6          693,127.57         0.64%              .53
156  Rem Term  = 168                    6          672,885.93         0.62%              .53
168  Rem Term  = 180                   28        4,560,833.77         4.21%             2.46
180  Rem Term  = 192                    8        1,031,433.28         0.95%              .70
192  Rem Term  = 204                   10        1,369,358.57         1.26%              .88
204  Rem Term  = 216                    9          633,685.99         0.59%              .79
216  Rem Term  = 228                   18        2,220,172.97         2.05%             1.58
228  Rem Term  = 240                   38        6,285,866.57         5.80%             3.34
240  Rem Term  = 252                   20        3,003,203.60         2.77%             1.76
252  Rem Term  = 264                   27        3,551,437.28         3.28%             2.37
264  Rem Term  = 276                   29        3,399,244.60         3.14%             2.55
276  Rem Term  = 288                   32        3,913,109.03         3.61%             2.81
288  Rem Term  = 300                  322       47,131,179.11        43.52%            28.30
-----------------------------------------------------------------------------------------------
Total............                    1,138      108,301,765.62       100.00%           100.00%
===============================================================================================





                                            YEARS OF ORIGINATION


                                                                     Percentage of
                                    Number of      Aggregate         Cut-Off Date
  Year of                           Mortgage    Current Unguar.     Current Unguar.    Percentage of
Origination                           Loans    Principal Balance   Principal Balance    Loan Count

    1995                                 16        1,923,469.40          1.78            1.41
    1996                               1122      106,378,296.22         98.22           98.59
------------------------------------------------------------------------------------------------------
Total.................                 1138   $  108,301,765.62        100.00%         100.00%
======================================================================================================





                                              DISTRIBUTION OF
                                                  MARGINS


                                                                      Percentage of
                                                    Aggregate         Cut-Off Date
        Gross                      Number of     Current Unguar.     Current Unguar.    Percentage of
        Margin                       Loans      Principal Balance   Principal Balance    Loan Count

 1.0  Margin  =  1.5                   90         13,516,479.35          12.48              7.91
 1.5  Margin  =  2.0                  403         46,395,192.61          42.84             35.41
 2.0  Margin  =  2.5                  381         37,922,277.53          35.02             33.48
 2.5  Margin  =  3.0                  244         10,347,532.16           9.55             21.44
 3.5  Margin  =  4.0                   20            120,283.97           0.11              1.76
------------------------------------------------------------------------------------------------------
Total.................                1138     $  108,301,765.62         100.00%           100.00%
======================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                                   LOAN SUMMARY STRATIFIED BY LIFE FLOOR

                                                                      Percentage of
                                                    Aggregate         Cut-Off Date
          Gross                    Number of     Current Unguar.     Current Unguar.    Percentage of
        Life Floor                   Loans      Principal Balance   Principal Balance    Loan Count


 0.500  Floor  =  1.000                 1           562,440.00            0.52               .09
 1.000  Floor  =  1.500                70         9,436,979.35            8.71              6.15
 1.500  Floor  =  2.000               238        22,615,689.36           20.88             20.91
 2.000  Floor  =  2.500               182        13,236,580.36           12.22             15.99
 2.500  Floor  =  3.000               203         7,293,928.51            6.73             17.84
 3.500  Floor  =  4.000                21           619,149.32            0.57              1.85
 4.000  Floor  =  4.500                 2           392,474.01            0.36               .18
 4.500  Floor  =  5.000                45         8,738,681.06            8.07              3.95
 5.000  Floor  =  5.500               204        27,320,394.42           25.23             17.93
 5.500  Floor  =  6.000               143        15,251,523.16           14.08             12.57
 6.000  Floor  =  6.500                25         2,547,159.43            2.35              2.20
 6.500  Floor  =  7.000                 3           269,900.50            0.25               .26
10.000  Floor  = 10.500                 1            16,866.14            0.02               .09
------------------------------------------------------------------------------------------------------
Total.................                1138     $108,301,765.62           100.00%           100.00%
======================================================================================================



                                              LOAN SUMMARY STRATIFIED BY
                                                       LIFE CAP

                                                                      Percentage of
                                                                      Cut-Off Date
                                   Number of        Aggregate           Aggregate
          Gross                    Mortgage      Current Unguar.     Current Unguar.    Percentage of
         Life Cap                    Loans      Principal Balance   Principal Balance    Loan Count

     CAPLESS LOANS                     712         52,544,461.55          48.52             62.57
14.500  CAP  = 15.000                  49          9,192,599.60           8.49              4.31
15.000  CAP  = 15.500                 251         32,407,077.72          29.92             22.06
15.500  CAP  = 16.000                 122         13,171,161.85          12.16             10.72
16.000  CAP  = 16.500                   3            872,783.41           0.81               .26
16.500  CAP  = 17.000                   1            113,681.49           0.10               .09
------------------------------------------------------------------------------------------------------
Total.................                1138     $  108,301,765.62         100.00%           100.00%
======================================================================================================




                                      ORIGINAL AGGREGATE LOAN AMOUNTS

                                                                  Percentage of
                                                                  Cut-Off Date
        Original Aggregate         Number of  Current Unguar.    Current Unguar.    Percentage of
        Principal Balance            Loans   Principal Balance  Principal Balance    Loan Count


        0  Balance  =    50,000        34          236,166.43         0.22              2.99
   50,000  Balance  =   100,000       168        2,706,259.84         2.50             14.76
  100,000  Balance  =   150,000       136        4,275,248.33         3.95             11.95
  150,000  Balance  =   200,000       130        5,675,330.73         5.24             11.42
  200,000  Balance  =   250,000       119        6,680,743.45         6.17             10.46
  250,000  Balance  =   300,000       102        7,017,646.14         6.48              8.96
  300,000  Balance  =   350,000        66        5,379,758.13         4.97              5.80
  350,000  Balance  =   400,000        71        6,715,520.05         6.20              6.24
  400,000  Balance  =   450,000        56        5,950,777.92         5.49              4.92
  450,000  Balance  =   500,000        44        5,373,806.64         4.96              3.87
  500,000  Balance  =   550,000        33        4,416,815.98         4.08              2.90
  550,000  Balance  =   600,000        17        2,518,326.09         2.33              1.49
  600,000  Balance  =   650,000        19        3,002,828.60         2.77              1.67
  650,000  Balance  =   700,000        16        2,845,794.92         2.63              1.41
  700,000  Balance  =   750,000        20        3,863,656.37         3.57              1.76
  750,000  Balance  =   800,000        15        2,914,188.08         2.69              1.32
  800,000  Balance  =   850,000         8        1,898,454.96         1.75               .70
  850,000  Balance  =   900,000        10        2,177,718.87         2.01               .88
  900,000  Balance  =   950,000         4        1,080,368.43         1.00               .35
  950,000  Balance  = 1,000,000        13        3,445,381.78         3.18              1.14
1,000,000  Balance  = 1,100,000         8        2,298,038.90         2.12               .70
1,100,000  Balance  = 1,200,000        14        5,683,713.75         5.25              1.23
1,200,000  Balance  = 1,300,000        14        6,845,546.37         6.32              1.23
1,300,000  Balance  = 1,400,000         6        3,574,166.76         3.30               .53
1,400,000  Balance  = 1,500,000         9        6,487,608.79         5.99               .79
1,500,000  Balance                      6        5,237,899.31         4.84               .53
------------------------------------------------------------------------------------------------------
Total....................            1138     $108,301,765.62       100.00%           100.00%
======================================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.





                                  CURRENT AGGREGATE LOAN AMOUNTS


                                                                  Percentage of
                                                                  Cut-Off Date
        Current Aggregate          Number of  Current Unguar.    Current Unguar.    Percentage of
        Principal Balance            Loans   Principal Balance  Principal Balance    Loan Count


        0  Balance  =    50,000        37          265,774.90         0.25              3.25
   50,000  Balance  =   100,000       167        2,725,474.07         2.52             14.67
  100,000  Balance  =   150,000       137        4,314,520.80         3.98             12.04
  150,000  Balance  =   200,000       129        5,684,942.42         5.25             11.34
  200,000  Balance  =   250,000       122        6,892,963.57         6.36             10.72
  250,000  Balance  =   300,000       103        7,162,649.16         6.61              9.05
  300,000  Balance  =   350,000        66        5,438,747.16         5.02              5.80
  350,000  Balance  =   400,000        70        6,673,290.37         6.16              6.15
  400,000  Balance  =   450,000        53        5,703,923.60         5.27              4.66
  450,000  Balance  =   500,000        42        5,148,971.61         4.75              3.69
  500,000  Balance  =   550,000        35        4,691,498.01         4.33              3.08
  550,000  Balance  =   600,000        16        2,413,352.14         2.23              1.41
  600,000  Balance  =   650,000        18        2,833,120.52         2.62              1.58
  650,000  Balance  =   700,000        17        3,019,837.22         2.79              1.49
  700,000  Balance  =   750,000        22        4,249,653.45         3.92              1.93
  750,000  Balance  =   800,000        12        2,354,148.70         2.17              1.05
  800,000  Balance  =   850,000         8        1,898,454.96         1.75               .70
  850,000  Balance  =   900,000        10        2,177,718.87         2.01               .88
  900,000  Balance  =   950,000         5        1,347,721.79         1.24               .44
  950,000  Balance  = 1,000,000        13        3,445,381.78         3.18              1.14
1,000,000  Balance  = 1,100,000         7        2,030,685.54         1.88               .62
1,100,000  Balance  = 1,200,000        14        5,683,713.75         5.25              1.23
1,200,000  Balance  = 1,300,000        14        6,845,546.37         6.32              1.23
1,300,000  Balance  = 1,400,000         6        3,574,166.76         3.30               .53
1,400,000  Balance  = 1,500,000         9        6,487,608.79         5.99               .79
1,500,000  Balance                      6        5,237,899.31         4.84               .53
------------------------------------------------------------------------------------------------------
Total....................             1138     $108,301,765.62       100.00%           100.00%
======================================================================================================




                                     ORIGINAL UNGUARANTEED LOAN BALANCE


                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
        Original Unguar.           Number of  Current Unguar.    Current Unguar.    Percentage of
        Principal Balance            Loans   Principal Balance  Principal Balance    Loan Count

         0  Balance  =    25,000     204         2,980,731.90         2.75             17.93
    25,000  Balance  =    50,000     260         9,702,009.60         8.96             22.85
    50,000  Balance  =    75,000     221        13,571,964.12        12.53             19.42
    75,000  Balance  =   100,000     134        11,665,546.55        10.77             11.78
   100,000  Balance  =   150,000     150        17,871,941.91        16.50             13.18
   150,000  Balance  =   200,000      72        12,424,882.62        11.47              6.33
   200,000  Balance  =   250,000      34         7,706,732.53         7.12              2.99
   250,000  Balance  =   300,000       6         1,641,187.79         1.52               .53
   300,000  Balance  =   350,000       4         1,246,194.04         1.15               .35
   350,000  Balance  =   400,000       7         2,628,860.55         2.43               .62
   400,000  Balance  =   450,000      10         4,229,224.91         3.91               .88
   450,000  Balance  =   500,000      13         6,299,407.44         5.82              1.14
   500,000  Balance  =   550,000       2         1,033,406.80         0.95               .18
   550,000  Balance  =   600,000       3         1,729,361.67         1.60               .26
   600,000  Balance  =   650,000       3         1,844,805.09         1.70               .26
   650,000  Balance  =   700,000       3         2,042,971.34         1.89               .26
   700,000  Balance  =   750,000       6         4,444,637.45         4.10               .53
   750,000  Balance  = 1,000,000       6         5,237,899.31         4.84               .53
------------------------------------------------------------------------------------------------------
Total....................             1138     $108,301,765.62       100.00%           100.00%
======================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.





                                     CURRENT UNGUARANTEED LOAN BALANCE


                                                                       Percentage of
                                                    Aggregate          Cut-Off Date
       Current Unguaranteed        Number of   Current Unguaranteed   Current Unguar.    Percentage of
        Principal Balance            Loans      Principal Balance    Principal Balance    Loan Count

      0  Balance  =  50,000           206           3,029,554.60           2.80             18.10
 25,000  Balance  =  50,000           262           9,850,452.57           9.10             23.02
 50,000  Balance  =  75,000           222          13,745,192.11          12.69             19.51
 75,000  Balance  = 100,000           135          11,864,422.29          10.95             11.86
100,000  Balance  = 150,000           144          17,302,572.51          15.98             12.65
150,000  Balance  = 200,000            72          12,424,882.62          11.47              6.33
200,000  Balance  = 250,000            34           7,706,732.53           7.12              2.99
250,000  Balance  = 300,000             7           1,908,541.15           1.76               .62
300,000  Balance  = 350,000             3             978,840.68           0.90               .26
350,000  Balance  = 400,000            10           3,814,572.07           3.52               .88
400,000  Balance  = 450,000             7           3,043,513.39           2.81               .62
450,000  Balance  = 500,000            13           6,299,407.44           5.82              1.14
500,000  Balance  = 550,000             2           1,033,406.80           0.95               .18
550,000  Balance  = 600,000             3           1,729,361.67           1.60               .26
600,000  Balance  = 650,000             3           1,844,805.09           1.70               .26
650,000  Balance  = 700,000             3           2,042,971.34           1.89               .26
700,000  Balance  = 750,000             6           4,444,637.45           4.10               .53
800,000  Balance  = 850,000             2           1,668,645.62           1.54               .18
850,000  Balance  = 900,000             3           2,623,325.04           2.42               .26
900,000  Balance  = 950,000             1             945,928.65           0.87               .09
------------------------------------------------------------------------------------------------------
Total....................             1138      $  108,301,765.62        100.00%            100.00%
======================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.






                              GEOGRAPHICAL DISTRIBUTION OF PROPERTIES BY LOAN


                                                                  Percentage of
                                                 Aggregate        Cut-Off Date
                                   Number of  Current Unguar.    Current Unguar.    Percentage of
 State                               Loans   Principal Balance  Principal Balance    Loan Count



AK                                       2           76,787.53         0.07               .18
AL                                       9          541,294.84         0.50               .79
AR                                       2          818,174.93         0.76               .18
AZ                                      74        8,578,749.10         7.92              6.50
CA                                     267       22,719,104.59        20.98             23.46
CO                                      57        5,196,923.71         4.80              5.01
CT                                      10        1,279,170.79         1.18               .88
DC                                       4          275,276.03         0.25               .35
FL                                      70        5,371,338.47         4.96              6.15
GA                                      14        1,498,380.13         1.38              1.23
HI                                       6          151,825.59         0.14               .53
IA                                       1          132,146.99         0.12               .09
ID                                      15        1,440,284.41         1.33              1.32
IL                                      34        2,932,950.27         2.71              2.99
IN                                      20        2,248,396.62         2.08              1.76
KS                                       2           40,892.35         0.04               .18
KY                                      24        2,917,718.88         2.69              2.11
LA                                       5          224,798.13         0.21               .44
MA                                       6          500,917.37         0.46               .53
MD                                      18        1,190,009.44         1.10              1.58
MI                                      22        3,986,410.57         3.68              1.93
MN                                      27        1,660,676.29         1.53              2.37
MO                                       7          883,330.12         0.82               .62
MS                                       1           52,429.72         0.05               .09
MT                                       3          332,473.59         0.31               .26
NC                                      26        3,307,871.38         3.05              2.28
ND                                       1           47,899.49         0.04               .09
NE                                       2          169,740.10         0.16               .18
NH                                       2          139,207.38         0.13               .18
NJ                                      46        3,100,427.55         2.86              4.04
NM                                      11        1,028,344.44         0.95               .97
NV                                      10        1,267,838.57         1.17               .88
NY                                      40        4,450,867.01         4.11              3.51
OH                                      37        6,512,076.32         6.01              3.25
OK                                      16        1,791,274.87         1.65              1.41
OR                                      40        4,205,722.57         3.88              3.51
PA                                      28        1,754,676.28         1.62              2.46
RI                                       1           16,000.00         0.01               .09
SC                                      11        1,202,189.83         1.11               .97
TN                                       8          752,374.20         0.69               .70
TX                                      79        7,754,137.58         7.16              6.94
UT                                       2           59,318.05         0.05               .18
VA                                      29        1,594,907.89         1.47              2.55
WA                                      37        3,159,354.25         2.92              3.25
WI                                      11          889,903.42         0.82               .97
WY                                       1           47,173.98         0.04               .09
------------------------------------------------------------------------------------------------------
Total...............                  1138     $108,301,765.62       100.00%           100.00%
======================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.




                                                     EXCESS INTEREST AVAILABLE FOR UNGUAR.
                                                           SCALED TO UNGUAR. BALANCE
                                                           NET OF FEES AND RETENTION


                                                                  Percentage of
             Excess                              Aggregate         CutOff Date
          Interest Rate            Number of  Current Unguar.    Current Unguar.    Percentage of
              Range                  Loans   Principal Balance  Principal Balance    Loan Count

        Excess  =  0.00%               77       11,791,735.90        10.89              6.77
 0.00%  Excess  =  0.50%               21        7,073,165.08         6.53              1.85
 0.50%  Excess  =  1.00%               73       17,791,123.50        16.43              6.41
 1.00%  Excess  =  1.50%              287       29,640,955.39        27.37             25.22
 1.50%  Excess  =  2.00%               67        8,093,461.52         7.47              5.89
 2.00%  Excess  =  2.50%              177       13,717,572.08        12.67             15.55
 2.50%  Excess  =  3.00%              154       10,684,046.19         9.87             13.53
 3.00%  Excess  =  3.50%               12          767,222.75         0.71              1.05
 3.50%  Excess  =  4.00%              115        6,336,735.86         5.85             10.11
 4.00%  Excess  =  4.50%                8          304,636.34         0.28               .70
 4.50%  Excess  =  5.00%              118        1,854,301.09         1.71             10.37
 5.00%  Excess  =  5.50%                5           72,200.23         0.07               .44
 5.50%  Excess  =  6.00%                1           20,000.00         0.02               .09
 7.50%  Excess  =  8.00%                1            9,469.72         0.01               .09
 8.50%  Excess  =  9.00%               20          120,283.97         0.11              1.76
 9.50%  Excess  = 10.00%                1           14,984.93         0.01               .09
13.00%  Excess  = 13.50%                1            9,871.07         0.01               .09
-------------------------------------------------------------------------------------------------------------------------------
Total.......                          1138     $108,301,765.62       100.00%           100.00%
==============================================================================================================================



                                        UNGUARANTEED LOAN PERCENTAGE


                                                                      Percentage of
                                                    Aggregate         Cut-Off Date
                                   Number of     Current Unguar.     Current Unguar.    Percentage of
    Unguar. Percentage               Loans      Principal Balance   Principal Balance    Loan Count

 5.000  UNGR %  = 10.000                3             34,325.72           0.03               .26
15.000  UNGR %  = 20.000              197          2,902,973.20           2.68             17.31
20.000  UNGR %  = 25.000              830         67,727,848.83          62.54             72.93
25.000  UNGR %  = 30.000               50          6,789,059.48           6.27              4.39
30.000  UNGR %  = 35.000               11          3,932,517.13           3.63               .97
35.000  UNGR %  = 40.000               20          9,121,140.65           8.42              1.76
40.000  UNGR %  = 45.000                6          3,241,268.22           2.99               .53
45.000  UNGR %  = 50.000               14          8,899,198.84           8.22              1.23
50.000  UNGR %  = 55.000                6          4,707,504.90           4.35               .53
55.000  UNGR %  = 60.000                1            945,928.65           0.87               .09
------------------------------------------------------------------------------------------------------
Total....................             1138     $  108,301,765.62         100.00%           100.00%
======================================================================================================

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A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL
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



                                                          DEBT SERVICE COVERAGE RATIO


                                                                  Percentage of
          Debt Sevice                            Aggregate         CutOff Date
         Coverage Ratio            Number of  Current Unguar.    Current Unguar.    Percentage of
             Range                   Loans   Principal Balance  Principal Balance    Loan Count

         Dsc Ratio  =  0.00%            93        8,346,540.01         7.71              8.17
 0.00%   Dsc Ratio  =  0.50%            27        2,360,696.18         2.18              2.37
 0.50%   Dsc Ratio  =  1.00%            58        5,931,499.20         5.48              5.10
 1.00%   Dsc Ratio  =  1.50%           475       51,284,576.81        47.35             41.74
 1.50%   Dsc Ratio  =  2.00%           268       23,587,401.80        21.78             23.55
 2.00%   Dsc Ratio  =  2.50%           100        9,275,525.50         8.56              8.79
 2.50%   Dsc Ratio  =  3.00%            58        4,061,655.33         3.75              5.10
 3.00%   Dsc Ratio  =  3.50%            18          841,773.38         0.78              1.58
 3.50%   Dsc Ratio  =  4.00%            14          764,070.42         0.71              1.23
 4.00%   Dsc Ratio  =  4.50%             8          233,554.13         0.22               .70
 4.50%   Dsc Ratio  =  5.00%             3          190,790.09         0.18               .26
 5.00%   Dsc Ratio  =  5.50%             6          576,935.08         0.53               .53
 5.50%   Dsc Ratio  =  6.00%             2          537,558.10         0.50               .18
 6.00%   Dsc Ratio  =  6.50%             2           62,439.17         0.06               .18
 6.50%   Dsc Ratio  =  7.00%             3          101,795.40         0.09               .26
 8.00%   Dsc Ratio  =  8.50%             1           53,589.67         0.05               .09
 9.00%   Dsc Ratio  =  9.50%             1           57,115.35         0.05               .09
11.00%   Dsc Ratio  = 11.50%             1           34,250.00         0.03               .09
-------------------------------------------------------------------------------------------------------------------------------
Total.......                          1138     $108,301,765.62       100.00%           100.00%
==============================================================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.